Exhibit 99.1
Investor Presentation May, 2010

2 Takeaways New management team - decisive actions taken to position the Company for future growth Base businesses poised for higher margins Improving revenue environment Increased operating leverage New growth platform: FSTech

3 About Federal Signal Founded in 1901, Federal Signal enhances the safety, security and well-being of communities and workplaces around the world Leading global designer and manufacturer of products and total solutions that serve municipal, governmental, industrial and institutional customers Will operate under four segments: Environmental Solutions Group (ESG) Fire Rescue Group (Bronto) Safety & Security Systems Group (SSG) Federal Signal Technologies (FSTech) Headquartered: Oak Brook, Illinois; manufacturing facilities worldwide 100+ years of product leadership: Trusted brands - proven performance Leadership positions (#1 or #2) in most markets Diverse end-markets Increasing global presence and installed base of customers Employees: ~2,600 worldwide

4 Today's Federal Signal: Powerful Drivers Across the Portfolio Fire Rescue Group ("Bronto") Federal Signal Technologies Infrastructure management needs Business and society have a safety and security mandate Applying information technology to new and traditional markets Customers consolidating supplier base - turning to established brands and vendors Safety and Security Systems Group Environmental Solutions Group Driving the application of information and technology across the portfolio Positioned for secular and cyclical growth opportunities and strong internal free cash flow A portfolio of established brands and deep customer insight drive market leading businesses Drivers:

5 Attractive Business Drivers Infrastructure management needs Business and society have a safety and security mandate Customers consolidating supplier base - turning to established brands and vendors Applying information technology to new and traditional markets Globalization, urbanization & aging infrastructure creating new needs Solutions are judged based on their economic, safety and environmental benefits Safety and security are a market imperative in post 9/11 world Safety and security is fast becoming an information business Increased safety and efficiencies, lower costs Government outsourcing is a growing trend to relieve budget pressures Leading brands across the portfolio - 83% of 2009 sales from businesses with #1 / #2 market share 100+ years of understanding the business needs of local and regional government markets Customer intimacy as a core competency Provide customers with increased capabilities and efficiencies and lower costs Technology a growing part of public and private budgets Driving the application of information and technology across the portfolio Positioned for secular and cyclical growth opportunities and strong internal free cash flow A portfolio of established brands and deep customer insight drive market leading businesses

6 Active Management and Board Significant municipal exposure Lower application of technology High cost base Captive financial services business Board appointed new management in 2008 Legacy Federal Signal (2007 Net Sales) Environmental Solutions Group (ESG) 46% Safety and Security Systems Group (SSG) 40% Fire Rescue Group 14% Actions Consolidated excess capacity Reduced costs ($30 million in 2009) Divested non-core businesses (for $133 million in 2008/9) Exited financial services (sold for $94 million in 2008) Reduced net debt by $75 million (2008 v. 2009) Creating FS Technologies ("FSTech") - Acquired 3 technology based businesses (for $124 million 2009/10) - Superior synergistic offerings Current Federal Signal Stronger growth profile Positioned to grow higher margin businesses SSG & FSTech customers increasingly prioritize the value we provide ESG & Bronto: enhance cash flow & diversification More scalable business with greater operating leverage - less capital intensive Driving the application of information and technology across the portfolio Positioned for secular and cyclical growth opportunities and strong internal free cash flow A portfolio of established brands and deep customer insight drive market leading businesses

7 Federal Signal: At an Inflection Point in Growth Future Federal Signal Federal Signal Technologies and Safety and Security Systems groups Operational excellence: increased operating leverage, poised for recovery Execute on growth opportunities in core growth markets Improved operating leverage, scaled for growth New management team focused on growing shareholder value FSTech platform expected to be a powerful growth driver Market leader in every major market in which Federal Signal operates 100+ year track record of brand stewardship and customer intimacy 2 Elements of Strategy Investment Highlights Environmental Solutions and Fire Rescue groups High value offerings benefitting from secular growth trends Strong cash flow leveraging market positions, brands & operating leverage

8 Street Sweepers Sewer Cleaners Combination Cleaners Catch Basin Cleaners Jetting Units Hydroexcavators Industrial Vacuum Loaders Waterblasters #1 NA & SA in street sweepers #1 NA in truck mounted sewer cleaners #2 NA in truck mounted hydroexcavators #1 NA in industrial vacuum trucks #3 NA in high HP industrial waterblasters Products and Brands Source: Management estimates. Environmental Solutions Group (ESG) 2009 Net Sales U.S. Non-U.S. 3rd Qtr 4th Qtr Orders 80 20 Total: $300 million U.S. 80% Non-U.S. 20% Market Position Environmental Solutions Group Competitive Advantages: Broadest product line, industry leading product performance, leader in customer satisfaction, largest dealer network in North America

9 Environmental Solutions Group Update, Drivers and Opportunities Update Strong cost reduction execution in 2009 Overhead costs reduced $10.6 million Improving revenue environment in 2010 Q1 orders ^30% vs. last year and ^19% vs. Q4 2009 Double-digit Q1 order growth in municipal, industrial and international markets Longer business cycle means higher Q1 orders will generate revenue in Q2 and Q3 Profit Drivers & Opportunities Critical infrastructure management solutions Vactor: sewer maintenance opportunities v. critical maintenance needs in U.S. Regulations are driving demand for hydroexcavators in the utility segments Environmental infrastructure is essential - environmental standards and regulations proliferating Jetstream international growth driven by demand in Asia and addition of channel partners Market leading business Generally #1 share - no competitor has as broad of a portfolio of products and services - tailored to customer needs Mid/late-cycle growth opportunities Stability + positive signs seen recently - 2H 2010 growth opportunities Positioned for cash flow growth as demand environment improves New Jetstream facility and capacity expansion at Vactor/Guzzler

10 Fire and rescue platforms Truck-mounted aerial platforms Fire fighting and rescue equipment end markets Fire Rescue Group ("Bronto") U.S. Non-U.S. 3rd Qtr 4th Qtr Orders 7.9 92.1 Total: $160 million U.S. 8% Non-U.S. 92% #1 Aerial lift platforms for fire and rescue Products and Brands Market Position 2009 Net Sales Access platforms Truck-mounted access platforms #1 Access truck mounts for height > 40 meters Competitive Advantages: Product and market leadership, premier brand, diverse customer base and geographic mix, strong global distribution network #1 European wind turbine maintenance Source: Management estimates.

11 Fire Rescue Group ("Bronto") Update, Drivers and Opportunities Update Capacity expansion and process improvements driving higher margins 2009 operating margin ^5% to 12% Improving order trend Q1 2010 orders ^52% vs. last year Fourth consecutive quarter of sequential order increase Lower order backlog at year-end 2009 will impact 1H 2010 sales Profit Drivers & Opportunities Infrastructure management Only manufacturer in the world for truck mounted aerial platforms with maximum working height over 100m (highest machine in the world at 112m) Higher buildings driven by urbanization, population growth and land scarcity Greater global infrastructure maintenance access needs Wind turbine maintenance opportunity: already widely deployed in Europe - opportunities in U.S. and China - 1st U.S. shipments 4Q 2009 Safety and security business imperative and social requirement Increased fire and industrial regulations Market leading business Leader in fire/rescue and access for platforms > 40 m Largest industry installed base - 50% share - nearest competitor has 9% Installed base provides recurring revenue opportunities Application of technology to end markets Industry shift to versatile aerial ladder platform U.S. fire market - exclusivity agreement with U.S. OEM expires 3Q 2010

12 #1 WW vehicular lights and sirens Products and Brands Environmental Solutions Group (ESG) 2009 Net Sales U.S. Non-U.S. 3rd Qtr 4th Qtr Orders 56.8 43.2 Net Sales: $293 million U.S. 57% Non-U.S. 43% Market Position Safety and Security Systems Group #1 WW mining electrical safety products (connectors & couplers) Competitive Advantages: Leading brands, application of technologies to end markets, global channel network #1 NA and #2 WW outdoor mass warning and notification systems Public Safety Systems Industrial Warning Systems Outdoor Warning Systems #1 NA and #2 WW indoor mass warning and notification systems Source: Management estimates.

13 Safety and Security Systems Group Update, Drivers and Opportunities Update Strong cost reduction execution in 2009 Overhead costs reduced by $9.6 million 9.4% operating margin Improving revenue environment in 2010 Q1 2010 orders ^8% vs. last year and ^6% vs. Q4 2009 Q1 2010 international orders ^19% vs. last year Growth Drivers & Opportunities Safety and security business imperative and social requirement Critical military, industrial and energy facility warning systems Campus warning Alerting and notification Developing markets a source of growth (e.g. Vama and Eastern Europe) Mining electrical safety products Application of technology to end markets "V-Bar" lightbar reduced side-impact crashes "Rumbler" innovation driving demand (e.g. NYPD) Brand and market knowledge Known for selling highest standard-compliant products Governments trust the red "FS"

FEDERAL SIGNAL

Federal Signal Technologies Group

Brands, Products & Applications

PIPS Technology (A Federal Signal Company)
- Automated License Plate Recognition (ALPR)
- Transportation, public safety

sirit (vision beyond sight)
- Electronic tolling, electronic vehicle registration
- Parking, supply chain

VESystems
- Transaction processing / account management
- Toll collection, vehicle registration, port management

Idris
- Vehicle classification software
- Road use charging, data collection, parking

FEDERAL APD
- Parking, access and revenue control

Shared Competencies & Leadership Platform

Customer Intimacy
- Understand customer, deliver solutions to meet needs

Brand Recognition
- Leading brands built on track records of:
  - Performance
  - Flexibility
  - Customer service

Leading Technology
- Leading functionality
- Cutting edge reference of high profile projects completed (e.g. cashless tolling/E-470, London congestion charging project, etc.)

Significant Synergies (Whole > Parts)
- End-to-end system of high-quality offerings
- Paradigm shift for customers
- Offering great technologies to customers who hold Federal Signal in high regard
- Customer choice: integrated offerings & modular offerings

- Competitive Advantages: Superior offerings, respected brands and end-to-end flexible offering
- The market is demanding the end-to-end solutions FSTech offers
- **The only fully integrated electronic toll solutions provider in North America**

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15 Federal Signal's Complete Electronic Toll System Lane and Back Office Hardware/Software 4. Lane Controller: 5. Transaction Processing / Violation Enforcement: Step 1. Vehicle Classification: 3. ALPR Camera / Video Tolling / Enforcement: 2. Vehicle Identification / RFID Tags & Readers: Competitive Advantages: Leading offerings, respected brands and end-to-end flexible offering The market is demanding the end-to-end solutions FSTech offers The only fully integrated electronic toll solutions provider in North America

16 Acquisitions Increase Ability to Target Higher Value and Margin Content Addressable Portion of "Typical" Toll Contract, Pre Acquisitions <10% of typical lane and back office contract Tier 2 vendor; unable to influence procurement decisions Leading technology but limited ability to influence buying decisions No recurring revenue Addressable Portion of Typical Contract, Post Acquisitions Increased addressable market to >90% of typical contract Higher margins, recurring revenues, asset light (scalable) Tier 1 vendor with greater profile with customers Expanded product and service offerings - all businesses are leaders in market ALPR Camera Competitive Advantages: Leading offerings, respected brands and end-to-end flexible offering The market is demanding the end-to-end solutions FSTech offers The only fully integrated electronic toll solutions provider in North America

17 Funds Needed to Finance Infrastructure Improvement The Future: More User Fees Transportation infrastructure operating at high capacity, significant investment is needed U.S. government projects a shortfall in funds to pay for required transportation infrastructure investment: Shortfall for period 2010 - 2015: $400 billion...Cumulative shortfall 2010 - 2035: $2.3 trillion At least 35 states are now planning, building, or operating major highway projects financed with tolls Electronic Toll Collection is the process of collecting tolls without the use of toll booths or gates or stopping to pay a toll ETC market the fastest growing market within the broader Intelligent Transportation Systems market Global ETC market $3 billion in 2010 - estimated 17% CAGR from 2000-2010 Significant growth opportunities globally "I have a prediction for you. When there is a reauthorization (the Feds) will lift the ban on tolling. There is no appetite for raising the gasoline tax." - Pennsylvania Governor Ed Rendell, April 6, 2010

18 Common Core Technology Platform - Numerous Global Markets Speed Enforcement (Spot, Time Over Distance) Other Public Safety I.D. Vehicles of Interest Border Patrol Critical Facility Protection Amber Alerts Port Security Red Light Enforcement Supply Chain Asset Tracking IntelliDrive Arterial Management Parking Access and Revenue Management Freeway Management Data Collection (Roads & Ports) Tolling & Vehicle Registration "Common Core Platform" Intelligent Transportation Systems (ITS) Road User Charging Congestion Charging Rail / Intermodal Airports Competitive Advantages: Leading offerings, respected brands and end-to-end flexible offering The market is demanding the end-to-end solutions FSTech offers The only fully integrated electronic toll solutions provider in North America Retail

FEDERAL SIGNAL

Global Recognition / Global Market Opportunity



Denver: E-470 toll road – among first cashless U.S. toll roads
Minnesota: HOT lane system implementation
New York: Event parking management system at new Yankee Stadium and parking management systems at NYNJ Port Authority airports
Poland: Toll system being deployed
Vancouver: (Sirit, Idris) Port Mann toll bridge
Vancouver: (FAPD) Vancouver Airport
British Columbia: (FAPD) Golden Ears Bridge
Chicago: O'Hare and Midway Parking ALPR
Finland: Finland postal delivery service RFID program
Europe: #1 global ALPR share
Sweden: Congestion Charging
San Francisco: Bay Area Toll Authority relationship. 112 million toll paying vehicles use the 7 state-owned bridges/year. 60% use FasTrak®
Virginia: Back office and ALPR
London: London Congestion Charging project
Germany: Supply chain tracking in 200+ Metro/Real store locations
Texas: Operations and IT Support
Taiwan: ALPR
Florida: Idris dominant provider in U.S. Open Road Toll vehicle classification
Spain: Extraordinary Infrastructure Plan allocates €17 billion to infrastructure
Hong Kong: ALPR
Thailand: EVR
California: Tag provider for state's toll system
Los Angeles: Ports of LA & Long Beach congestion program
Indonesia: 35 toll roads planned and being processes
Mexico: First EVR system installed in Latin America
Australia: Nationwide opportunities
Red Light enforcement, data collection and ETC
Columbia: Tags/readers in Devimed toll road
Brazil: Gov't mandated truck tolling system
South Africa: Enforcement and vehicle ID
Columbia: ETC readers and tags
Argentina: Buenos Aires ETC system
Brazil: Nationwide EVR opportunity
Brazil: Livestock tracking opportunity

FEDERAL APD Idris VESystems PIPS TECHNOLOGY sirit

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20 Financial Review

21 Financials - Setting the Stage Since 2008: Divested select lower growth and non-core businesses "Replaced" these businesses with higher growth and higher margin businesses Approximately $60 million cash flow from operations in 2009 Reduced overhead costs by $30 million in 2009 Reduced working capital by $28 million in 2009 Financials reflect divestitures but not the growth opportunities faced across our portfolio Disciplined capital allocation Legacy businesses scaled for profit and cash flow growth FSTech offers extensive product breadth Continued aggressive cost management - balance with organic growth investment alternatives Long-term leverage target of 2.0x - 3.0x through cycle

($ Millions) Fiscal Year 1st Quarter 2007 2008 2009 2009 2010 Safety and Security Systems Group Orders $339.8 $341.3 $277.7 $71.2 $76.9 Sales 340.4 345.9 292.7 70.8 68.3 Operating Income 44.0 35.2 27.5 4.9 4.1 Operating Margin 12.9% 10.2% 9.4% 6.9% 6.0% Fire Rescue Group Orders $174.1 $162.3 $96.6 $20.8 $31.7 Sales 117.9 145.5 160.0 32.5 24.8 Operating Income 7.9 10.4 19.2 2.4 0.8 Operating Margin 6.7% 7.1% 12.0% 7.4% 3.2% Environmental Solutions Group Orders $406.2 $357.3 $265.4 $67.4 $87.7 Sales 396.5 387.6 299.8 81.4 70.1 Operating Income 37.9 34.9 14.9 3.0 3.7 Operating Margin 9.6% 9.0% 5.0% 3.7% 5.3% Corporate Expenses Operating Income (21.1) (30.7) (28.6) (6.0) (8.2) Total Federal Signal Orders $920.1 $860.9 $639.7 $159.4 $198.5 Sales 854.8 879.0 752.5 184.7 166.6 Operating Income 68.7 49.8 33.0 4.3 (0.8) Operating Margin 8.0% 5.7% 4.4% 2.3% (0.5%) EPS (Continuing Operations) $0.73 $0.57 $0.36 $0.00 ($0.06) 22 Historical Segment Performance

23 Federal Signal: At an Inflection Point in Growth Future Federal Signal Federal Signal Technologies and Safety and Security Systems groups Operational excellence: increased operating leverage, poised for recovery Execute on growth opportunities in core growth markets Improved operating leverage, scaled for growth New management team focused on growing shareholder value FSTech platform expected to be a powerful growth driver Market leader in every major market in which Federal Signal operates 100+ year track record of brand stewardship and customer intimacy 2 Elements of Strategy Investment Highlights Environmental Solutions and Fire Rescue groups High value offerings benefitting from secular growth trends Strong cash flow leveraging market positions, brands & operating leverage

Investor Presentation May, 2010